UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 27, 2005


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


Item 8.01  Other Events.

	Effective January 27, 2005, Casual Male Retail Group, Inc. (the "Company") accelerated the vesting of all outstanding unvested options held by directors, officers and employees under the Company's 1992 Stock Incentive Plan. As a result of the acceleration, options to acquire 1,778,252 shares of the Company's common stock, which otherwise would have vested from time to time over the next
35 months, became immediately exercisable.

	The Company accelerated these options in advance of the effective date of Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("SFAS 123R"). SFAS 123R will require that, beginning July 31, 2005 (the start of the Company's third fiscal quarter), the Company record as compensation expense in its statement of operations the fair value of employee stock options.

	The Company has estimated that the transition expense associated with the adoption of SFAS123R for these outstanding shares would have resulted in a charge of approximately $3.6 million to be recognized over the next three fiscal years (fiscal 2005 through fiscal 2007). As a result of the Company's decision to accelerate the vesting of these options, the Company has been able to
eliminate this transition expense.   The Company will, however, recognize a one-
time compensation expense in accordance with APB Opinion No. 25 of approximately $70,000 in the fourth quarter of fiscal 2004 with respect to its in-the-money stock options that were accelerated. In authorizing this acceleration, the Board of Directors determined that the overall effect of such action was in the best interests of the Company, its stockholders and its employees.






























                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By: /S/ DENNIS R. HERNREICH
						          ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  March 10, 2005